UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 5, 2016
GOPRO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36514	77-0629474
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3000 Clearview Way, San Mateo, California 94402
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 332-7600
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)
On July 5, 2016, the Board of Directors (the “Board”) of GoPro, Inc. (the “Company”), on the recommendation of the Company’s Nominating and Governance Committee of the Board, appointed Lauren Zalaznick to the Board, effective immediately. Ms. Zalaznick will serve until the earliest to occur of the Company’s 2017 annual meeting of stockholders and until her successor is elected or appointed and qualified, or until her death, resignation or removal. Concurrently with her appointment to the Board, Ms. Zalaznick was appointed to serve as a member of the Company’s Compensation and Leadership Committee and Nominating and Governance Committee.

In connection with her appointment as a non-employee director of the Board, Ms. Zalaznick will receive compensation for her Board and committee memberships in accordance with the Company’s non-employee director compensation policy approved by the Board in August 2015, which is described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on April 22, 2016 under the section titled “Proposal No. 1 Election of Directors—Non-Employee Director Compensation Arrangements.”

Ms. Zalaznick has executed the Company’s standard form of indemnity agreement, a copy of which has been filed as Exhibit 10.01 to the Company’s Registration Statement on Form S-1 filed with the SEC on May 19, 2014.

There is no arrangement or understanding between Ms. Zalaznick and any other persons pursuant to which Ms. Zalaznick was elected as a director. There is no family relationship between Ms. Zalaznick and any director or executive officer of the Company, and except as stated herein, Ms. Zalaznick does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On July 7, 2016, the Company issued a press release announcing the appointment of Ms. Zalaznick to the Board. A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release dated July 7, 2016 announcing Lauren Zalaznick Joins GoPro’s Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GoPro, Inc.
(Registrant)

Dated: July 7, 2016	By: /s/ Sharon Zezima
Sharon Zezima General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press release dated July 7, 2016 announcing Lauren Zalaznick Joins GoPro’s Board of Directors.